UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2024

SPERO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38266	46-4590683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 Massachusetts Avenue, 14th Floor Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (857) 242-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SPRO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On October 29, 2024, Spero Therapeutics, Inc. (the “Company”) issued a press release related to the restructuring of its operations, as described below in Item 2.05, in which it disclosed that it had estimated cash and cash equivalents of approximately $76.3 million as of September 30, 2024. A copy of the press release is filed as Exhibit 99.1 hereto.

The estimated cash and cash equivalents as of September 30, 204 are preliminary and may change, are based on information available to management as of the date of this Report and are subject to completion by management of the financial statements as of and for the quarter ended September 30, 2024. There can be no assurance that the Company’s cash and cash equivalents as of September 30, 2024 will not differ from these estimates and any such changes could be material. The preliminary financial data included in this Report has been prepared by and is the responsibility of the Company’s management. The Company’s auditor, PricewaterhouseCoopers LLP, has not audited, reviewed, compiled, or applied agreed-upon procedures with respect to the preliminary financial data. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. Complete quarterly results will be included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024.

Item 2.05	Costs Associated with Exit or Disposal Activities

On October 29, 2024, the Company announced an update to its strategic priorities and corresponding reduction in workforce by approximately 39%. The reduction in force reflects the Company’s determination to refocus its strategic priorities around tebipenem HBr and other research and development efforts. The workforce reduction is expected to be substantially completed by the fourth quarter of 2024.

The Company estimates that it will incur aggregate restructuring charges of approximately $1.1 million in cash expenditures in connection with the reduction in workforce related to severance pay and other related termination benefits. The Company may incur additional costs not currently contemplated due to events associated with or resulting from the workforce reduction. As a result of these initiatives, the Company now expects that its existing cash and cash equivalents will enable it to fund its operating expenses and capital expenditure requirements into mid-2026. The charges that the Company expects to incur in connection with the workforce reduction and expectations with respect to reduction in net cash required for operating activities are estimates and subject to a number of assumptions, and actual results may differ materially.

Item 7.01	Regulation FD Disclosure.

On October 29, 2024, the Company released an investor presentation (the “Investor Presentation”), which includes updates regarding the Company’s business and operations that management intends to use from time to time in investor communications and conferences. A copy of the Investor Presentation is attached and furnished hereto as Exhibit 99.2 and is also available on the “Investor Relations” portion of the Company’s website at https://www.sperotherapeutics.com/investor-relations/stock-information.

The information in this Item 7.01 and Exhibit 99.2, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On October 29, 2024, the Company issued a press release related to the restructuring of its operations titled “Spero Therapeutics Announces SPR720 Phase 2a Interim Results and Provides a Business Update.” A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Cautionary Note Regarding Forward Looking Statements

This report, including the exhibit hereto, contains forward-looking statements. These statements include, but are not limited to, statements about the timing, progress and results of the Company’s preclinical studies, clinical trials and research and development programs; management’s assessment of the results of such preclinical studies and clinical trials; and the expected cost-savings from the Company’s reduction in workforce and restructuring of its operations, the Company’s anticipated expenses and its anticipated cash runway. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intent,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including whether the Company’s product candidates will advance through the clinical trial process on a timely basis, or at all, taking into account the effects of possible regulatory delays, slower than anticipated patient enrollment, manufacturing challenges, clinical trial design and clinical outcomes; whether the FDA will ultimately approve tebipenem HBr and, if so, the timing of any such approval; whether the FDA will require any additional clinical data or place labeling restrictions on the use of tebipenem HBr that would delay approval and/or reduce the commercial prospects of tebipenem HBr; the Company’s need for additional funding; the Company’s ability to successfully implement the Restructuring; the impact of the Restructuring on the Company’s business, including estimated costs related thereto; the lengthy, expensive, and uncertain process of clinical drug development; whether a successful commercial launch can be achieved and market acceptance of tebipenem HBr can be established; whether results obtained in preclinical studies and clinical trials will be indicative of results obtained in future clinical trials; the Company’s reliance on third parties to manufacture, develop, and commercialize its product candidates, if approved; the ability to commercialize the Company’s product candidates, if approved; the Company’s ability to retain key personnel; whether the Company’s cash resources will be sufficient to fund its continuing operations for the periods and/or trials anticipated; and other factors discussed in the “Risk Factors” set forth in filings that the Company periodically makes with the U.S. Securities and Exchange Commission. The forward-looking statements included in this report, including the exhibit hereto, represent the Company’s views as of the date of this report. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated October 29, 2024.

99.2	Corporate Investor Presentation of Spero Therapeutics, Inc. as of October 29, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2024	SPERO THERAPEUTICS, INC.

	By:	/s/ Esther Rajavelu
Esther Rajavelu
Chief Financial Officer and Chief Business Officer

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